Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

TELECOMMUNICATIONS SERVICE AGREEMENT

Through this private instrument, on one side, PAGSEGURO INTERNET SA, a company headquartered in the city of São Paulo, São Paulo State, at Avenida Brigadeiro Faria Lima, no 1384, 40 andar — Parte A, Jardim Paulistano, Brazil, CEP 01451-001, enrolled on the Corporate Taxpayer’s National Register at the Ministry of Finance (CNPJ/MF) under no. 08.561.701/0001-01, hereinafter referred to simply as “CLIENT” and UOL DIVEO TECNOLOGIA LTDA., with headquarters at Alameda Barão de Limeira, 425, 10 andar, São Paulo, São Paulo State, enrolled on the CNPJ/MF under no. 01.588.770/0001-60 with local offices at the following addresses: (i) Avenida Presidente Wilson, no 231, 80 andar, conj. 801, Rio de Janeiro/RJ, enrolled on the CNPJ/MF under no. 01.588.770/0002-40 (ii) Avenida Getúlio Vargas, no 1420, conjunto de salas 1504 e 1505, Edifício Álvares da Silva, Savassi, Belo Horizonte/MG, enrolled on the CNPJ/MF under no. 01.588.770/0003- 21; (iii) Av. Júlio de Castilhos, no 132, 110 andar, sala B, Porto Alegre/RS, enrolled on the CNPJ/MF under no. 01.588.770/0004-02; (iv) Rua Pasteur, no 463, 140 andar, Curitiba/PR, enrolled on the CNPJ/MF under no. 01.588.770/0005-93; (v) Setor Comercial Sul, Quadra 7, Bloco A, 100, 50 andar, salas 516, 518 e 520, Brasília/DF, enrolled on the CNPJ/MF under no. 01.588.770/0006-74; (vi) Avenida Ceci, no 1850, Tamboré, Barueri/SP, enrolled on the CNPJ/MF under no. 01.588.770/0008-36; (vii) Alameda Glete, no 700, 20 andar, São Paulo/SP, enrolled on the CNPJ/MF under no. 01.588.770/0011-31; and, Alameda Barão de Limeira, no 425, 2° andar, São Paulo/SP, enrolled on the CNPJ/MF under no. 01.588.770/0010-50, hereinafter referred to simply as “UOL DIVEO”, both belonging to the same economic group of UNIVERSO ONLINE (UOL), represented in the form of its articles of incorporation.

WHEREAS UOL DIVEO is engaged in the installation, operation and provision of Multimedia Communication Services, duly authorized by the National Telecommunications Agency to provide such Services, pursuant to Act No. 47,737 of November 5, 2004;

WHEREAS, also, in order to best serve the CLIENT, UOL DIVEO has incurred costs and expenses that it expects to recover within the term of this agreement;

WHEREAS the CLIENT, after becoming aware of the technical, managerial and legal details relating to the Services, wishes to contract them from UOL DIVEO;

agree to execute this Telecommunications Service Agreement (“Agreement”), in accordance with the following clauses and conditions:

FIRST CLAUSE — PURPOSE

1.1. The purpose of this Agreement is the provision of Multimedia Communication Service (hereinafter referred to as “Services”), detailed in the Technical and/or Commercial Proposal, without exclusivity, characterized as a fixed telecommunication service that makes it possible to offer, at a national and international level, transmission, propagation and reception of multimedia information, for voice, data and image traffic using UOL DIVEO’s or third parties’ telecommunications network.

1.1.1. The Service Plan, the Loyalty Instrument and the Technical and/or Commercial Proposal, when applicable, can be an integral part of this instrument. In the event of contradiction or doubt between the terms of this Agreement and its Annexes, the terms of the Agreement will prevail.

1.1.2. Definitions:

(a)	Service Plan: a document that describes the service provision conditions with respect to its characteristics, its access, maintenance of the right to use, utilisation and any additional and supplementary services inherent thereto, associated prices, its amounts and the rules and criteria for its application.

(b)	Loyalty Instrument: a document that deals with the benefit granted to the Client in exchange for its commitment, during the permanence period established in the Service Request (Minimum Permanence Period).

1.2. The Services contracted by CLIENT to be provided by UOL DIVEO based on the terms and conditions set forth in this Agreement, will be duly described in the Technical and/or Commercial Proposal.

EXECUTION VERSION

1.2.1. When applicable, the CLIENT shall adhere to a Service Plan of its choice, which also describes the Services contracted.

1.3. In the provision of services, equipment may be used that will be supplied, installed and tested by UOL DIVEO, on the CLIENT’s premises, when applicable.

1.4. Upon termination of the Agreement, the CLIENT undertakes to return the items of equipment to UOL DIVEO in the same conditions as received, or to compensate UOL DIVEO for the amount assigned to them upon their delivery, if it refuses to return them or has caused them damage and refuses to repair them in full, except for the conditions of natural wear and tear of the equipment.

1.5. For the purpose of return of the equipment, as set forth in the previous clause, the CLIENT undertakes to authorize UOL DIVEO employees access to the places where it is installed, for its removal, at a date and time previously agreed between the parties, which may not exceed 05 (five) days after the request submitted by UOL DIVEO.

SECOND CLAUSE — PRICES AND ADJUSTMENTS

2.1. The prices of the Services are those mentioned in the Technical and/or Commercial Proposal(s). In the event of creation, institution or alteration of taxes, UOL DIVEO may review the amounts contained in the collection document in order to reflect such changes.

2.2. The Parties hereby elect the National Extended Consumer Price Index (IPCA), as index of monetary restatement applicable to prices every 12 (twelve) months, counting from the signing of the Activation Agreement by the CLIENT. In the absence of this index or, if permitted by law or by court decision, the official index that might come to replace it or, if it does not exist, another index of monthly variation, calculated pro rata die, and that most efficiently avoids the inflationary effects of the national currency, will be applied to the prices.

2.2.1. In the event of delay or failure to publish the applicable index, UOL DIVEO will issue the bills using the latest published index. Immediately after the following publication of said index, UOL DIVEO will issue the notes for the payment and/or reimbursement of the difference between the amount already charged and the amounts actually due.

2.3. For the purposes of this Agreement, the Activation Agreement is understood to be the document to be signed by the CLIENT, after completing the tests of appropriateness and acceptance of the Services contracted, and such tests shall be performed in conjunction with UOL DIVEO.

2.3.1. The Activation Agreement shall be signed by the CLIENT within 48 (forty-eight) hours after the notification of availability, subject to the provisions of clause 11.5, of the Services sent by UOL DIVEO. If the CLIENT does not sign the Activation Agreement or does not express the opinion that it refuses the Services within the abovementioned term, these will automatically be considered accepted by the CLIENT.

2.3.2. The CLIENT agrees that it may not be exempted from signing or delaying the signing of the Activation Agreement, alleging that it will not have the benefit of the items contracted due to problems of any nature that are its responsibility.

2.4. The parties are aware that the prices informed in the Technical and/or Commercial Proposal were stipulated based on the capacity, location, type of equipment, its operation and technical specification of the Service. Thus, during the contractual term, the price of the Services will not be altered even if the CLIENT does not use the Services contracted in full.

THIRD CLAUSE — METHOD OF PAYMENT

3.1. For the installation of the Services, the CLIENT will owe UOL DIVEO the Installation Fee, the amounts of which are those defined in the respective Technical and/or Commercial Proposal.

3.2. The 1st (first) monthly payment will be billed pro rata with payment date on the 30th (thirtieth) day of the month of service provision and the 2nd (second) monthly payment, as well as the others that become due during the term of validity of the Agreement, will be billed by the 10th (tenth) day with payment date on the 30th (thirtieth) day of the month of the services provision.

EXECUTION VERSION

3.3. Failure to pay on the due date, any and all amounts charged on the basis of this Agreement, will imply the automatic application of a fine of 2% (two percent) and arrears interest of 1% (one percent) per month, these charges being applied on the amount of the debt updated from the due date of the respective collection document until the date of actual payment.

3.3.1. The provision of the Services may be suspended if the CLIENT’s default lasts 30 (thirty) days counting from the due date and in this case it will not be restarted unless all amounts owed are paid in full, without prejudice to UOL DIVEO’s right to terminate this Agreement immediately due to the default.

3.4. The CLIENT can dispute the prices charged or the payments already made for the Services provided, through the Client Panel https://painel.uoldiveo.com.br/authentication/login.html. In the challenge, the CLIENT must submit the disputed amount to UOL DIVEO and the reasons why it does not agree with said amount, and it is the CLIENT’s obligation to pay undisputed instalments.

3.4.1. Within 60 (sixty) days from the submission of the challenge, UOL DIVEO will process the challenge and inform the CLIENT of the result of its analysis, with the due justification.

3.4.2. If the challenge has grounds, UOL DIVEO, as the case may be, will exempt the CLIENT from payment of the disputed instalment if the amount has not yet been paid or will grant the CLIENT the corresponding credit in the next bill or will return it if the disputed amount has already been paid, plus the same arrears charges set forth in clause 3.3.

3.4.3. If the challenge is groundless, the CLIENT shall pay the disputed instalment, to be charged on the next bill, plus the same arrears charges set forth in clause 3.3.

FOURTH CLAUSE — THE CLIENT’S OBLIGATIONS AND RIGHTS

4.1. Without prejudice to the other obligations set forth in this Agreement and in the applicable legislation, the CLIENT undertakes:

4.1.1. To contract the services by acceptance of Technical and/or Commercial Proposal(s) to be signed by its legal representatives.

4.1.2. To supply, in writing, all technical data that might come to be requested by UOL DIVEO that is necessary for the execution of the Services.

4.1.3. Unless otherwise agreed by the parties, the CLIENT will be responsible for including on its premises all the infrastructure necessary for the installation of the UOL DIVEO equipment, in accordance with the specifications to be supplied by UOL DIVEO.

4.1.4. To request a prior quote from UOL DIVEO for the installation of infrastructure.

4.1.5. When applicable, to allow the installation of UOL DIVEO equipment on its premises.

4.1.6. To allow free access of UOL DIVEO personnel to the places where the equipment used to provide the service contracted herein is installed, during twenty-four hours a day, upon prior notice and identification at the CLIENT’s competent department, in accordance with the list previously supplied by UOL DIVEO.

4.1.7. To sign the Activation Agreement for the Services, as soon as it becomes operational, as a condition for the start and continuity of the Services.

4.1.8. Not to sell, bind, pawn, rent, or offer as a guarantee, or in any way, dispose of any equipment, including hardware and software, owned by UOL DIVEO, which will remain the property of UOL DIVEO until the end of the agreement.

4.1.9. To refrain from repairing, modifying, or even adding new components or connections, or making alterations and/or changes of any kind to the Telecommunications Stations, without the prior written authorization of UOL DIVEO.

EXECUTION VERSION

4.1.10. To act in accordance with all applicable laws, rules and governmental regulations applicable to the use of these Services.

4.1.11. To make payments due for the provision of services, in accordance with that set forth in this Agreement and respective annexes.

4.1.12. In the event that the CLIENT, during the term of validity of this Agreement, decides to transfer the Telecommunication Stations contracted to other locations or premises, it shall notify UOL DIVEO in writing, at least ninety (90) days in advance. UOL DIVEO will use its best efforts to arrange for the transfer within that period, provided that it is technically and legally feasible. The costs for removal, transportation and reinstallation of the Telecommunications Stations will be the responsibility of the CLIENT.

4.1.13. The CLIENT is aware that UOL DIVEO may charge the expenses incurred and the hours actually spent by the technicians on the solution of communicated failures, solely if it is identified and duly proven that said failure is the CLIENT’s fault, such as: improper use of equipment or of its programs; changes in equipment introduced by third parties, without prior written authorization from UOL DIVEO or lack of the CLIENT’s minimum infrastructure.

4.1.14. The CLIENT is also aware that UOL DIVEO may charge the expenses incurred and the hours actually spent by the technicians, if the CLIENT does not provide, under the terms of this Agreement, access to the equipment for UOL DIVEO personnel.

4.1.15. To appropriately use the Services, equipment and telecommunications networks.

4.1.16. To connect to the UOL DIVEO network equipment that has certification issued or accepted by ANATEL.

4.1.17. To bring to the attention of the Government and of UOL DIVEO irregularities of which it is aware regarding the provision of the Services.

4.1.18. To compensate UOL DIVEO for any and all damages or losses that it causes for any infringement of legal, regulatory or contractual provision, regardless of any other sanction, subject to the limit of 12 (twelve) monthly payments prior to the event causing the damage.

4.1.19. The CLIENT declares itself aware of the internal policy of UOL DIVEO, which establishes:

(i.)	that demonstrations of cordiality between the professionals of UOL DIVEO and its clients are allowed, such as the exchange of gifts of symbolic value at Christmas, for example;

(ii.)	that in the event of an intention to offer valuable gifts to UOL DIVEO professionals by clients, whether in goods or services (including travel and courses), such intention shall be communicated in advance to the HR Management, through the e-mail fverdicchio@uolinc.com, who will decide on the appropriateness of accepting (or not) the offer to the professional.

4.2.	Pursuant to the current legislation, the CLIENT’s rights are:

4.2.1. Access to the Services, within the quality standards established in the regulations and in accordance with the offered and contracted conditions.

4.2.2. Non-discriminatory treatment with respect to the conditions of access and enjoyment of the Services.

4.2.3. Appropriate information on the conditions of the provision of the Services, in its various applications, additional contracted facilities and respective prices.

4.2.4. The inviolability and the secrecy of communication, subject to the constitutional and legal hypotheses and conditions on the breach of telecommunications secrecy.

EXECUTION VERSION

4.2.5. Prior knowledge of any and all amendments in the Service provision conditions that directly or indirectly affect it.

4.2.6. The suspension of the Services or the termination of this Agreement, at any time and without charge, except in the event of contracting with permanence period.

4.2.7. The Services will not be suspended, unless requested, except for the hypothesis of a debt arising directly from its use or for noncompliance with the duties contained in Article 4 of Law No. 9,472 of 1997.

4.2.8. Prior knowledge of the conditions of service suspension.

4.2.9. The respect of its privacy in the collection documents and in the use of its personal data by UOL DIVEO.

4.2.10. The forwarding of complaints or representations against UOL DIVEO to ANATEL or others.

4.2.11. Redress for damages caused through the violation of its rights, subject to the limit of 12 (twelve) monthly payments prior to the event causing the damage.

4.2.12. Not to be obliged or induced to acquire goods or equipment that are not of interest to it, as well as not to be compelled to submit to any condition, except in the case of a technical issue, to receive the service, pursuant to the regulations.

4.2.13. To have the integrity of the rights related to the provision of the Services re-established, from remedy of late payment, or agreement entered into with UOL DIVEO, with the exclusion of the default information about it being noted.

4.2.14. The continuity of the Services for the contractual term.

4.2.15. The receipt of collection documents with a breakdown of the amounts charged.

FIFTH CLAUSE — UOL DIVEO’S RIGHTS AND OBLIGATIONS

5.1. Without prejudice to the other obligations set forth in this Agreement and in the applicable legislation, UOL DIVEO undertakes to:

5.1.1. Examine, after signing the Agreement, the CLIENT’s premises and supply the specific project, communicating previously any infrastructure requirements that must be provided by the CLIENT to enable the provision of the Services.

5.1.2. Be responsible for the acquisition and transportation of equipment to each of the CLIENT’s premises, including expenses for packaging, freight and insurance.

5.1.3. Be responsible, during the term of validity of this Agreement, for expenses arising from the dispatch of its personnel, including employment and social security charges, travel, stays and meals on the CLIENT’s premises for the execution of the Services, except for the rule set forth in clause 5.1.13.

5.1.4. Carry out preventive and corrective maintenance on the items provided by UOL DIVEO.

5.1.5. Be responsible for the obtaining, in due time, of any authorization, license, approval or consent from third parties, including from municipal, state, and federal government and from the Federal District and any of its organs, that might be necessary for the installation of the Stations on the premises of the CLIENT.

5.1.6. After the termination of the installation, complete the tests together with CLIENT’s technical personnel.

5.1.7. Not to make the offer of the SCM [Multimedia Communication Service] a condition on the acquisition of any other service or facility offered through its intermediary or its associates, controlled or controlling companies, or make advantages a condition on the purchase of other applications or additional services to the SCM, even if by third parties.

EXECUTION VERSION

5.1.8. To provide the Service according to the best national and international standards of quality and technology, with the provision of said service being a condition on a prior feasibility study that will be executed by UOL DIVEO.

5.1.9. Subject to a minimum period of one week, to communicate with the advance notice set forth, the occurrence of interruptions in the provision of the Service for programmed maintenance purposes, it being established that UOL DIVEO will not be responsible for delays due to limitations or failures imposed by the networks of other operators of telecommunications services interconnected to the UOL DIVEO network, a governmental act or rule, improper or undue use of the equipment or service by the CLIENT or by third parties not authorized by UOL DIVEO.

5.1.10. Pursuant to Article 72, heading and § 1 of Law No. 9,472/97, to make use of information relating the individual use of the service by the CLIENT only for the purpose of carrying out its activity, as well as not to disclose it without the express and specific consent of the CLIENT.

5.1.11. Maintain a service center for its CLIENTS, with free direct dialling, by means of a fixed or mobile terminal call, at least between 8 am and 8 pm on business days.

5.1.12. Offer discounts for interruption of service, as established in the Service Level Annex.

5.1.13. Make available to the CLIENT, at least thirty days in advance, information relating to changes in prices and conditions of service use, including modifications to the speed and the Service Plan.

5.1.14. Make available to the CLIENT information on the technical characteristics and specifications of the terminals necessary to connect them to its network, and refusal to connect equipment with no proven technical basis is forbidden.

5.1.15. Provide clarification to the CLIENT, free of charge, in view of its complaints relating to the use of the services.

5.2.	Pursuant to the current legislation, UOL DIVEO’s rights are:

5.2.1. The free exploitation of the service that is the purpose of this Agreement, provided in private and in the collective interest, and it must observe the rights and conditions established in the specific regulations of the service.

5.2.2. To bill the CLIENT monthly for amounts owed by it due to the contracting of the service, including any and all calls made with its access code, if applicable.

5.2.3. To include in the monthly bills expenses related to previous months that have not been included in the bill for the period corresponding to the expense being incurred.

5.2.4. To use equipment and infrastructure that does not belong to it.

5.2.5. To contract third parties to carry out activities inherent, ancillary or complementary to the service.

5.2.6. With a view to the economic-financial balance of the Agreement, to review its prices due to the occurrence of supervening facts or events that alter the initial conditions of service provision, including with respect to variations in the costs and values of national and international transmission means employed in the provision of the service that imply an increase in the UOL DIVEO’s costs.

SIXTH CLAUSE — USE OF THE INTERNET

6.1. When applicable, that is, if Internet services have been contracted or are available to the CLIENT, the following provisions must be respected:

6.1.1. The CLIENT agrees (i) to comply with all local, domestic and international laws and regulations governing the use of Internet Services; (ii) to know and comply with the “Acceptable Use Policy” available on the UOL DIVEO website (http://www.uoldiveo.com.br) which prohibits certain activities such as (a) obtaining or attempting to obtain unauthorized access to another account, host or network (hacking) and (b) distributing, posting or sending messages to entities that do not request such messages expressly (also known in the market as spamming).

EXECUTION VERSION

6.1.2. UOL DIVEO reserves the right, having ascertained and proven any breach of the above clause, especially with regard to spamming, 24 hours after written notice, in the event that an agreement has not been reached with the CLIENT, to disable the Services possibly placed at its disposal, if the problem is not solved, UOL DIVEO may immediately terminate the Agreement, and the provisions of Clause 7.4 shall apply.

6.1.3. The CLIENT understands that the Internet is not owned by UOL DIVEO and also it is not operated or administered or in any way affiliated with UOL DIVEO. Thus, all content, services, information and other materials that may be offered, made available or accessed through the Internet are supplied exclusively by third parties who are not affiliated to UOL DIVEO.

6.1.4. UOL DIVEO does not guarantee that provision of Internet access will be uninterrupted or error-free, except in cases where such interruption or error arises from failures under its responsibility. UOL DIVEO does not guarantee that any information, software or other material that can be accessed by the Internet is free of viruses, debilitating code, worms or other malicious components.

6.1.5. The CLIENT further understands that the Internet contains materials that have not been edited, some of which are sexually explicit or that may be offensive to some people and that the CLIENT’s access to such materials is its sole responsibility. UOL DIVEO has no control and accepts no responsibility for such materials.

6.1.6. If the CLIENT contracts firewall services, which may have the objective of reducing the CLIENTs risks when accessing the Internet, it is clear that UOL DIVEO will not be responsible for any problems that the CLIENT might come to have with invasion, and the CLIENT is aware that invasions can occur within the company’s own environment, and for this type of invasion, UOL DIVEO does not employ any kind of security, except if caused exclusively by UOL DIVEO employees.

6.1.6.1 Security filters will always be applied from the external environment to the internal (read external as Internet), and the reverse direction is not applied. Therefore, if the CLIENT is practicing acts set forth in our Acceptable Use Policy, UOL DIVEO may apply punishments also set forth in the agreement, except if caused exclusively by UOL DIVEO employees.

SEVENTH CLAUSE — TERM OF VALIDITY

7.1. This Agreement will enter into force on January 01, 2017, and will remain in force for a period of 5 (five) years, and may only be renewed upon signature of an Addendum.

7.1.1. In the event of cancellation by the CLIENT prior to the signing of the Activation Agreement or before completing the 48 (forty-eight) hours from the sending of communication of the provision of the Services by UOL DIVEO, the latter will bear all the costs involved for the installation of the Services.

EIGHTH CLAUSE — ASSIGNMENT

8.1. The parties may only assign and transfer, in whole or in part, this Agreement, or any rights arising herefrom, with the prior written consent of the other party, except in the event of corporate restructuring of either of the parties, within the modalities set forth in the applicable corporate legislation, and the succeeding entity will mandatorily be subrogated in all the rights and obligations assumed in this Agreement.

8.1.1. The parties agree that if the CLIENT ceases to be a direct controller of UOL DIVEO, UOL DIVEO shall communicate the corporate change to the CLIENT 60 (sixty) days in advance, it being at the CLIENT’s discretion whether to terminate the agreement, free of charge, or renegotiate the clauses of the agreement.

EXECUTION VERSION

NINTH CLAUSE—CONFIDENTIALITY

9.1. The parties agree that all information supplied by the other party for the performance of this Agreement will be deemed to be confidential (“Confidential Information”) and will remain the sole and exclusive property of the party disclosing it (Disclosing Party).

9.2. Neither party may disclose Confidential Information to any person without the written consent of the Disclosing Party, except for its employees, contractors or suppliers and/or affiliates who need to receive this information for the faithful performance of this Agreement, and they must agree to the terms of this Clause.

9.3. The obligations of this clause will survive for a period of two (2) years after the end or termination of this Agreement.

9.4. The provisions of this Clause do not apply to any Confidential Information that: (i) is already known to the Receiving Party on the date on which it was disclosed by the Disclosing Party; (ii) is available to the public without violation by the Receiving Party of its obligations established herein; (iii) is disclosed to the Receiving Party free of restrictions by a third party who had legal permission to make such disclosure; (iv) is independently carried out by the Receiving Party; (v) has been disclosed by requirement of law or court order.

9.5. UOL DIVEO may use the CLIENT’s name and trademark in promotional material and/or on the UOL DIVEO website (www.uoldiveo.com.br), provided that the material is previously approved by the CLIENT.

TENTH CLAUSE — LIABILTY

10.1. The parties represent and warrant that no equipment used by them pursuant to this Agreement violates any patent, copyright, trade secret or any other property rights, including intellectual, of the other party or any third party, nor will it interfere with the functioning of UOL DIVEO’s equipment or resources.

10.2. The parties represent and warrant that they are aware of, agree with and will comply with all laws, rules and regulations that apply to this Agreement and the activities to be carried out by them hereunder, including but not limited to those promulgated by ANATEL and/or other organs.

10.3. UOL DIVEO will be solely liable for all employment, social security, tax and accident obligations arising from the employment relationship between it and its employees, representatives or any other professionals who are assigned to execute the services contracted herein.

10.4. The Service Level will be set forth for in the Technical/Commercial Proposal and will be guaranteed a minimum availability of 99.00% (ninety-nine percent) pursuant to the provisions therein.

ELEVENTH CLAUSE — GENERAL PROVISIONS

11.1. The parties acknowledge that the nullity or invalidity of any of the contractual clauses will not adversely affect the validity and effectiveness of the other clauses and of the Agreement itself.

11.2. The tolerance by either party of non-compliance with the conditions set forth herein will represent mere liberality and cannot be invoked as a contractual novation or waiver of rights and may be exercised by the party who feels adversely affected at any time.

11.3. This Agreement cannot be amended except by an addendum in writing and signed by the parties.

11.4. In no case will this agreement give either party the right or authority to represent the other before any third party.

11.5. All notifications required under this Agreement will be (a) delivered in person, (b) sent by registered mail, or (c) transmitted by facsimile (with a confirmation copy also sent by registered mail) to the parties at the addresses specified in the Agreement, or other addresses that either party informs the other in writing.

11.6. The parties may not be held liable for failure to comply with their obligations under this Agreement as a result of acts of God or force majeure that temporarily or definitively prevent compliance with any of these obligations, as provided in Article 393 of the Brazilian Civil Code. The party intending to use the exemption set forth in this Clause shall inform the other immediately, in writing, of the occurrence of the act of God or force majeure, also reporting the estimated duration of said event.

EXECUTION VERSION

11.7. Under the terms of § 2, of Article 72, of Law 9,472/97, aggregated information about the use of its services will only be disclosed to third parties, if it does not allow the direct or indirect identification of the CLIENT, or the violation of its privacy.

11.8. The rules in force for the provision of the Multimedia Communication Service (SCM) apply to this agreement, in particular, what is applicable in the Regulation of the Multimedia Communication Service, approved by Resolution no. 614, of May 28, 2013, all available on the Internet at ANATEL’s address: www.anatel.qov.br.

11.9. ANATEL maintains a telephone service center to receive criticisms, complaints and suggestions about its services to Brazilian society, and about the telecommunication service providers in Brazil. The toll-free number is: 1331. The address of the headquarters of ANATEL in Brasilia is: SAUS Quadra 06 Blocos E e H CEP 70.070-940—Brasília—DF,—Biblioteca—Anatel Sede—Bloco. F - Térreo.

11.10. UOL DIVEO places at the disposal of its subscribers a toll-free telephone service center, twenty-four (24) hours a day, seven (07) days a week. The number of the Telephone Service Center is 0800 160066 or 0800 726 1288 and the address of UOL DIVEO on the Internet is www.uoldiveo.com.br.

11.11. This agreement cancels and replaces all and any contract or other agreements previously executed between the Parties, whether in written or verbal form.

11.12. The parties agree that the conditions related to termination, adjustment by the energy index and SLA will be governed by an agreement with similar purpose agreed between UOL and UOL DIVEO.

EXECUTION VERSION

TWELFTH CLAUSE — JURISDICTION

12.1. The parties elect the venue of São Paulo, to settle any dispute arising from this Agreement.

In witness whereof, they execute this Agreement in 02 (two) counterparts of equal content and form, in the presence of two witnesses.

São Paulo, January 01, 2017.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Renato Bertozzo Duarte
Name: Rogildo Torquato Landim	Name: Renato Bertozzo Duarte

Identity Card no.	Identity Card no.

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Marcelo Ivaldo da Silva
Name: Renato Bertozzo Duarte Identity Card no.	Name: Marcelo Ivaldo da Silva Identity Card no.

WITNESSES:

Name: Identity Card no.	Name: Identity Card no.

Execution Version

Commercial Proposal

TELECOM Services

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21633 Page: 1/12 The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO. Alameda Barão de Limeira, 425—São Paulo – SP www.UOLDIVEO.com.br UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21633 Page: 1/12 The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO. Alameda Barão de Limeira, 425—São Paulo – SP www.UOLDIVEO.com.br Execution Version Commercial Proposal TELECOM Services

Execution version

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21633

Page: 2/12

São Paulo, January 1, 2017.

To PagSeguro

Att.: Márcio Drumond

Re.: UOLDIVEO Proposal – OPT-17/21633

In answer to your request, we present a technology integrated solution proposal to meet the needs of PAGSEGURO regarding IT infrastructure services.

We offer PAGSEGURO our experience in high quality services provided to the corporate market. We prepared this Proposal according to our commitment to offer the best solution to meet the business needs of PAGSEGURO.

We present below our technical proposal and thank you for this opportunity. We remain at your disposal for any clarifications.

Kind Regards,

/s/ Paulo Barbosa
PAULO BARBOSA ACCOUNT EXECUTIVE (011) 3092-1522
(011) 98101-5386

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21633

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Table of Contents

Non-Disclosure Agreement	4
Presentation	5
About UOLDIVEO	5
Portfolio of Services	6
UOLDIVEO’s Experience	8
Quality	9
Certifications	9
Customers	10
Commercial Conditions	11
Considerations:	11

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Non-Disclosure Agreement

All information included herein is strictly confidential and is provided exclusively to technically describe UOLDIVEO solutions, as requested by PAGSEGURO, and it must not be used for any other purpose.

With regards to the services described herein, in the event PAGSEGURO chooses a provider other than UOLDIVEO, or does not choose a provider within 15 days from the date hereof, PAGSEGURO agrees to return all exclusive and confidential information to UOLDIVEO, including, but not limited to, this document. Moreover, PAGSEGURO will not use or disclose this information in any way to obtain an unfair business advantage for itself, its subsidiaries, affiliates or partners in future business opportunities in which it may, directly or indirectly, compete with UOLDIVEO.

PAGSEGURO will not publish or disclose this information, in full or in part, without the prior written consent of UOLDIVEO. A number of company and service names included herein are trademarks. All of them are recognized in this representation.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Presentation

About UOLDIVEO

UOLDIVEO, a company of the UOL Group with over 17 years of experience, offers complete IT Outsourcing solutions for mission critical environments.

It has the biggest Data Center infrastructure in Brazil, the best and most flexible Business Cloud, and a wide range of managed services. All of this is supported by one of the largest certified technical teams in Brazil, standardized processes, and cutting-edge technology, which allow an IT Transformation approach, aimed at offering a fast, efficient, and business focused IT.

UOLDIVEO serviced more than 3,000 customers and has 1,500 employees with over 280 international certifications.

UOLDIVEO is headquartered in São Paulo and has offices in 7 Brazilian capitals.

Legend

17 anos Experiência de Mercado = 17 years Market Experience

+ 3 mil Clientes = + 3,000 Customers

1.500 Colaboradores = 1,500 Employees

26 mil m2 Data Centers = 26,000 sq mt Data Centers

Rede Própria em 7 Cidades = Own Network in 7 Cities

15 Petabytes em Armazenamento = 15 Petabytes of Storage

Soluções Orientadas por Segmento de Mercado = Solutions Developed by Market Segment

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Portfolio of Services

Our portfolio consists of complete and integrated solutions to meet a number of IT requirements from companies, awarding us our recognition as trusted advisors by our partners.

Legend

Exterior Circle; upper quadrant

SERVIÇOS GERENCIADOS = MANAGED SERVICES

GESTÃO DE WAN = WAN MANAGEMENT

GESTÃO DE REDES = NETWORK MANAGEMENT

GESTÃO DE BACKUP = BACKUP MANAGEMENT

GESTÃO DE STORAGE = STORAGE MANAGEMENT

GESTÃO DE BANCOS DE DADOS = DATABASE MANAGEMENT

GESTÃO DE SISTEMA OPERACIONAL = OPERATING SYSTEM MANAGEMENT

GESTÃO DE APLICAÇÕES = APPLICATION MANAGEMENT

GESTÃO DE MIDDLEWARE = MIDDLEWARE MANAGEMENT

GESTÃO DE PROJETOS E ESPECIALISTAS = PROJECT AND SPECIALIST MANAGEMENT

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Exterior Circle; left quadrant

E-COMMERCE SERVICES = E-COMMERCE SERVICES

MIDDLEWARE SERVICES = MIDDLEWARE SERVICES

CORE TECHNOLOGIES SERVICES = CORE TECHNOLOGIES SERVICES

SOLUÇÕES PARA NEGÓCIO = BUSINESS SOLUTIONS

Exterior Circle; right quadrant

GOVERNANÇA DE TI = IT GOVERNANCE

ARQUITETURA DE TI = IT ARCHITECTURE

ENGENHARIA DE SOFTWARE = SOFTWARE ENGINEERING

CONSULTORIA = CONSULTING SERVICES

Exterior Circle; lower quadrant

SERVIÇOS À APLICAÇÃO = APPLICATION SERVICES

STRESS TEST = STRESS TEST

OTIMIZAÇÃO DE PERFORMANCE = PERFORMANCE OPTIMIZATION

MONITORAMENTO DE PERFORMANCE = PERFORMANCE MONITORING

TESTES FUNCIONAIS = FUNCTIONAL TESTING

1st Inner Circle; left side

SERVIÇOS DE SEGURANÇA = SECURITY SERVICES

VULNERABILITY SCAN = VULNERABILITY SCAN

SMART CORRELATION = SMART CORRELATION

DDOS PROTECTION = DDOS PROTECTION

WEB APPLICATION FIREWALL = WEB APPLICATION FIREWALL

BRAND PROTECTION = BRAND PROTECTION

1st Inner Circle; right side

PLATAFORMA E SOFTWARE = PLATFORM AND SOFTWARE

SERVIÇOS DE PAGAMENTOS = PAYMENT SERVICES

PIN PAD = PIN PAD

AUTOMAÇÃO E CONTROLE = AUTOMATION AND CONTROL

PREVENÇÃO À FRAUDE = FRAUD PREVENTION

EXCHANGE = EXCHANGE

WEBFILTER = WEBFILTER

Innermost Circle; upper half

DATACENTER = DATACENTER

COLOCATION = COLOCATION CENTER

SERVIÇOS COMPARTILHADOS = SHARED SERVICES

HOSTING = HOSTING

Innermost Circle; lower half

MPLS = MPLS

LAN TO LAN = LAN TO LAN

INTERNET = INTERNET

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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UOLDIVEO’s Experience

We are a leading Brazilian company in IT Outsourcing. We are supported by a solid group with strong experience in the Brazilian market. In addition, we have experience in the management of mission critical and high-volume environments and offer robustness and agility in our operations.

Servicing and Operations:

☐	+2.2 billion security events

☐	+6,300 firewalls

☐	+169,000 security rules

☐	monitoring +500,000 infrastructure active elements

☐	+14 million active mail boxes

☐	+400,000 internet domain names

☐	+7,000 database instances

Backbone:

☐	+ 200 Gbps in traffic capability

☐	+ 1,800 points of presence

☐	+ 3.7 million e-commerce transactions/month

☐	70,000 simultaneous streaming sections/second

☐	7 billion page views/month

☐	+34 million one-time visitors

Data Center:

☐	+ 15PBytes of stored data, equivalent to +3 million hours of HD movies

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Quality

Through IT service management best practices, we prepare continuous improvement plans aiming at business maintenance and satisfaction of our employees and customers.

Accordingly, we developed out processes based on ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI requirements and ITIL v3 and CobiT methodologies.

Certifications

Ö Company:

Focused on Security, Quality, Performance, and Reliability, we have the following certifications:

Ö PROFESSIONALS:

Skilled and certified professionals that provide high-quality services:

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Customers

We have a solid portfolio of customers:

☐	250 among the top 500 companies in Brazil;

☐	3 biggest airline companies in Brazil;

☐	7 among the top 10 retail companies in Brazil (90% of big e-commerce companies);

☐	6 biggest operators of mobile phones in Brazil;

☐	3 among the top 4 education groups in Brazil;

☐	6 among the top 10 contact centers in Brazil;

☐	3 among the top 5 purchasers in Brazil;

☐	6 among the top 10 real estate groups in Brazil;

☐	3 among the top 4 cosmetic companies in Brazil;

☐	2 among the top 3 chemical companies in Brazil;

☐	more than 100 companies of the financial segment.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Commercial Conditions:

Description of Services	Monthly fee for an engagement period of 60 months Including taxes
Refers to services described in the OPT-17/21633 Technical Proposal	[*****]

Considerations:

•	expiration of the proposal: 15 business days. After this period, if the CUSTOMER does not return this proposal duly signed to UOLDIVEO, the terms and conditions provided herein may be reviewed by UOLDIVEO;

•	taxes and tax rates will be charged pursuant to applicable law:

•	Telecom services: PIS, COFINS, and ICMS apply (as applicable to each region);

•	any changes in tax rates or tax calculation basis on the value of services provided hereunder, as well as the creation of any taxes as of the date hereof, even if arising out of the cancellation of a tax exemption, will result in an adjustment to the prices offered (representing a price increase or decrease), according to the relevant change;

•	noncompliance with the obligations set forth in the Technical and Commercial Proposals by the CUSTOMER, resulting in delays in the originally proposed schedule, does not exempt the CUSTOMER from timely complying with its other obligations, primarily those regarding the amounts payable;

•	monthly fees will be invoiced as follows:

•	the first (1st) installment will be invoiced on a pro rata basis and will be payable on the 10th day of the month following the delivery of the contracted Solution, in full or in part, to be agreed by the Parties;

•	the second (2nd) installment, as well as the other instalments that become due until the expiration of the Agreement, will be invoiced by the 20th day, payable on the 2nd day of the following month;

•	the monthly payments for products with variable fees may vary, according to the effective consumption of resources listed and amounts provided in the Commercial Proposal.

•	This proposal does not include local cross-connection costs with Third-party Operators;

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425—São Paulo – SP www.UOLDIVEO.com.br

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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•	the items contracted hereunder may be available according to third-party supply or our own inventory, which may result in partial deliveries. In the event of partial deliveries, the relevant acceptance terms must be approved by the CUSTOMER to be included in the invoice.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

Technical Proposal

Lan-to-Lan between Data Centers

Lan-to-Lan

EXECUTION VERSION

TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21633-A

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São Paulo, January 01, 2017.

To

PAGSEGURO INTERNET LTDA

Regarding the UOLDIVEO OPT-17/21633-A Proposal

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We place at PAGSEGURO INTERNET LTDA’s disposal our experience in providing excellent quality services to the corporate market. We have developed this Proposal with the commitment to offer a solution that most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We are grateful for the opportunity and remain at your entire disposal for any clarification that may be necessary.

Sincerely,

/s/ Paulo Sergio Nova Rodrigues
Paulo Sergio Nova Rodrigues
Solution Architect

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Summary

Summary	3

Confidentiality Agreement	4

Presentation	5

About UOLDIVEO	5

Portfolio of Services	6

UOLDIVEO’s Experience	7

Quality:	7

Certifications:	7

Partners:	8

Clients:	9

Executive Summary:	10

Objective:	10

Lan-to-Lan between Datacenters Preliminary Instructions:	10

Description of the Solution:	10

UOLDIVEO’s responsiblities:	11

PAGSEGURO INTERNET LTDA’s responsibilities:	11

Proposal:	12

Description of the Solution – Lan-to-Lan between datacenters	12

Details:	12

Characteristics and technical considerations of the Connectivity environment:	13

1. Description of the Solution	14

1.1 Topology	14

1.2 UOLDIVEO LAN-to-LAN (L2L)	14

1.3 UOLDIVEO LAN-to-LAN (L2L)	14

1.4 Characteristics of the Solution	15

2. Scope of Services	16

2.1 UOLDIVEO’s Responsibilities	16

2.2 PAGSEGURO INTERNET LTDA’s Responsibilities	16

Annexes	17

The UOLDIVEO IP Backbone	17

Detection of Failures	17

Incident Management	17

SLA (Service Level Agreements)	17

Characteristics of the Management Service	19

Assistance and Problem Solving	19

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Confidentiality Agreement

All the information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOLDIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and shall not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOLDIVEO, or if it does not select any supplier within 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA hereby agrees to return all UOLDIVEO’s exclusive and confidential information, including but not limited to this document, and will not use nor disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for future business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA will not publish nor disclose this information, in whole or in part, without the prior written permission of UOLDIVEO. Many of the service and business names mentioned in this document are registered trademarks. All of them are recognized through this declaration.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Presentation

About UOLDIVEO

UOLDIVEO, a UOL Group company with more than 17 years of experience, has complete IT Outsourcing solutions to meet mission critical environments.

It has the largest Data Center infrastructure in the country, the best and most flexible Corporate Cloud, in addition to a wide range of managed services. All supported by one of the country’s largest certified technical bodies, standardized processes and cutting edge technology that enable an IT Transformation approach aiming to deliver IT with speed, efficiency and a focus on the business.

There are more than 3 thousand clients served and 1500 employees with more than 280 international certifications.

UOLDIVEO is headquartered in São Paulo with a presence in 7 Brazilian capitals.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21633-A

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Portfolio of Services

Our portfolio is composed of complete and integrated solutions that meet the most diverse needs of IT companies, making us trusted advisors of our partners.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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UOLDIVEO’s Experience

We are the leading Brazilian IT Outsourcing company. We have a solid group with strong experience in the domestic market, experience in management of mission critical environments and high volume, in addition to robustness and agility in our operations.

Service and Operations:

☐	+2.2 Billlion security events

☐	+6,300 firewalls

☐	+169,000 security rules

☐	Monitoring of +500,000 active elements of infrastructure

☐	+14 million active mailboxes

☐	+400,000 internet domains

Backbone:

☐	+ 200 Gbps traffic capacity

☐	+ 1,800 points of presence

☐	+ 3.7 million e-commerce transactions/month

☐	70,000 simultaneous sections/second of streaming

☐	7 Billion page views/month

☐	+34 million unique visitors

Quality:

Through best practices in IT service management, we carry out continuous improvement plans aimed at maintaining both the business and the satisfaction of our employees and clients.

In order to do this, we have developed our processes based on the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000: 2011, PCI, SOX, and ITIL v3 and CobiT methodologies.

Certifications:

☑	COMPANY:

Focusing on Security, Quality, Performance and Reliability, it has the following certifications:

☑	PROFESSIONALS:

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Partners:

To meet the needs of our clients, we offer solutions for their business. In order to do this we have several technological partnerships of which the following are highlighted:

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Clients:

UOLDIVEO has more than 3 thousand clients. Among them are highlighted:

☐	250 of the 500 largest companies in Brazil;

☐	the 3 largest airlines in Brazil;

☐	7 of the 10 largest retail companies in Brazil (90% of the big e-commerces);

☐	the 6 largest mobile telephone operators in Brazil;

☐	3 of the 4 largest education groups in Brazil;

☐	6 of the 10 largest contact center companies in Brazil;

☐	3 of the 5 largest purchasers in Brazil;

☐	6 of the 10 largest real estate groups in Brazil;

☐	3 of the 4 largest cosmetic industries in Brazil;

☐	2 of the 3 largest chemical industries in Brazil;

☐	More than 100 companies in the financial sector.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Executive Summary:

Objective:

The objective of this document is to present a technical proposal with the purpose of supplying the need for telecommunications services through the UOLDIVEO LAN-to-LAN solution between Data Centers as well as between Data Centers and different addresses to be stated in the solution details.

In addition to the telecommunication services described in this proposal, PAGSEGURO INTERNET LTDA uses UOLDIVEO’s telecommunications infrastructure that includes an optical connection formed by a metropolitan ring in a distinct double approach between the the UOLDIVEO data centers (Glete and Tamboré), establishing a low latency, high performance and secure communication bus, with the objective of ensuring high performance, replication and flexibility of the applications hosted in the abovementioned datacenters.

Lan-to-Lan between Datacenters Preliminary Instructions:

Considering IT best practices, UOLDIVEO strongly recommends the use of contingency solutions for mission-critical projects (projects with low fault tolerance).

UOLDIVEO values the maintenance of partnerships with leading information technology companies to strengthen its one-stop-shop condition in transportation and data processing services. The commitment and experience of the UOLDIVEO team in mission-critical projects, coupled with its world-class infrastructure, deliver great benefits to its customers as well as to the end users of its clients, such as:

•	Service Level Agreement (SLA) of up to 99.9% uptime for UOLDIVEO services, recorded contractually;

•	Convergence of all communication services: data, voice and video, through the same infrastructure;

•	High availability and performance to operate non-stop, fault tolerant services;

•	Reduction of TCO (Total Cost of Ownership) with the IT operation, ranging from equipment maintenance to human resources training, to maintain a 24x7 operation;

•	Scalability for infrastructure to follow the growth of your business;

•	Agility to deliver and maintain facilities;

•	Maximum connectivity between points, provided by the full mesh topology;

•	Ability to meet the most demanding mission-critical projects.

Description of the Solution:

•	Availability: Availability rates are described later in this document, and are calculated in accordance with the main physical medium (dedicated access) and the redundant physical medium (when included).

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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•	Scalability: The structure supplied by UOLDIVEO allows for bandwidth upgrades, at any time, between the points interconnected to the backbone, upon the client’s request and commercial validation;

•	Flexibility: New points can be connected to the backbone, even if they were not included in the initial project. They can be added at any time (through commercial validation and technical feasibility analysis), without prejudice to the functioning of the backbone;

•	Dedicated connection to the Internet through its own Internet Backbone, with high levels of connectivity and national and international availability, managed on a 24x7x365 basis by the UOLDIVEO NOC team;

•	Aggressive peering and Gateway policy with the main Brazilian Carriers.

UOLDIVEO’s responsiblities:

•	Supply of the necessary information to the client, when possible, in order for the latter to evaluate if its application supports redundancy among the UOLDIVEO data centers.

•	Installation and configuration of the solution proposed on UOLDIVEO’s premises.

•	Operation and corrective maintenance of the circuits and equipment present in the solution described in this document.

PAGSEGURO INTERNET LTDA’s responsibilities:

•	Request the transmission speed (bandwidth) between the data centers that meets its needs.

•	Identify whether its applications that are hosted in the UOLDIVEO data centers support the redundancy between them.

•	Provide a technical contact for interaction with the UOLDIVEO professionals whenever requested by the latter.

•	Signature of the service acceptance terms at the end of the solution implementation.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Proposal:

Description of the Solution – Lan-to-Lan between datacenters

The UOLDIVEO L2L between Data Centers is a LAN-to-LAN solution responsible for the interconnection between our Data Centers through UOLDIVEO’s own optical fiber that ensures high performance and redundancy of the applications (services) hosted in these data centers.

Details:

The main characteristics of this solution are listed below:

Item	Location	Use	Total Bandwidth
1	Alameda Glete, 700 - Campos Elíseos - São Paulo DATACENTER GLETE	Data	10Gbps (LAN to-LAN)

2	Av Ceci, 1850, Tamboré, Barueri DATACENTE TAMBORE	Data	10Gbps (LAN to-LAN)

Consider Gbps as a reference to Gigabit/s.

•	The architecture of this solution considers that the communication between the data centers will be carried out through UOLDIVEO’s own optical fiber.

•	Metro Ethernet Link Layer (Layer 2).

•	Support of up to 200 MAC Addresses.

•	The SLA and MTTR are described later in this proposal.

•	Configuration of Ethernet Virtual Connection (EVC) in point-to-point (E-Line) mode.

•	Physical Layer (Layer 1) from UOLDIVEO’s own Optical Fiber (ring format and protected).

•	Jumbo Frame packet transfer is not supported (maximum MTU of 1548 bytes).

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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•	This solution does not include routers and, therefore, does not support routing.

•	This solution does not have monitoring tools and link use charts.

•	The term for activation of this(ese) circuit(s) will be redefined after a feasibility study has been carried out.

•	It is the client’s responsibility to evaluate and state if their applications support contingency in accordance with the architecture of UOLDIVEO’s solution or not. Whenever possible, we will make the necessary information available to the client to carry out this evaluation.

•	Unproductive hours may be charged to the client if it is responsible for such unproductivity.

Characteristics and technical considerations of the Connectivity environment:

•	PAGSEGURO INTERNET LTDA is responsible for the sizing and specification of the communication circuits and any other input mentioned, or not, in this proposal;

•	The internal cabling, as well as internal infrastructure resources, will be the responsibility of PAGSEGURO INTERNET LTDA;

•	Throughout the execution of the implementation project, in the event that PAGSEGURO INTERNET LTDA defines changes and/or additions to the scope defined in the initial project, UOLDIVEO will deem them as a “Change of Scope” request, whereby PAGSEGURO INTERNET LTDA recognizes that possible delays may occur without causing UOLDIVEO any type of charge. Requests for changes will follow the following process:

•	PAGSEGURO INTERNET LTDA, through its Project Manager (PM), will deliver the change of scope request in writing to UOLDIVEO’s PM;

•	UOLDIVEO will analyze the request and actions necessary for the assistance. This analysis will have less priority than the execution of the original scope of the project, and it is UOLDIVEO’s responsibility, through its PM, to provide its formal response, which may be:

•	The request is quick and easy to implement, therefore, without any additional charge for PAGSEGURO INTERNET LTDA - UOLDIVEO will accept the request and implement the necessary changes.

•	The request is non-trivial to implement, therefore, with an additional charge for PAGSEGURO INTERNET LTDA - UOLDIVEO will provide a quote for the extra costs and, on approval thereof by PAGSEGURO INTERNET LTDA, will implement the necessary changes. PAGSEGURO INTERNET LTDA and UOLDIVEO will define the new project schedule, which will be the basis for the remaining activities.

•	The completion of the transition within the agreed period of time depends on UOLDIVEO receiving the necessary information from PAGSEGURO INTERNET LTDA and obtaining access to PAGSEGURO INTERNET LTDA’s resources, employees and installations in time.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

EXECUTION VERSION

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1. Description of the Solution

1.1 Topology

For the interconnection of its units (Site 1 and Site 2), the solution includes a dedicated connection, as shown in the diagram below:

1.2 UOLDIVEO LAN-to-LAN (L2L)

The UOLDIVEO L2L includes the supply of a dedicated link (point-to-point) through the LAN-to-LAN (L2L) service. The addresses stated by the client and their characteristics can be seen below:

Item	Location	Supplier	Total Bandwidth
Point A	Av Ceci, 1850, Tamboré, Barueri	Third Party	[02Mbps] (LAN-to-LAN)

Point B	Rua Caldas Junior, 120 - Centro - Porto Alegre	Third Party	[02Mbps] (LAN-to-LAN)

Consider Mbps as a reference to Megabit/s.

1.3 UOLDIVEO LAN-to-LAN (L2L)

The UOLDIVEO L2L includes the supply of a dedicated link (point-to-point) through the LAN-to-LAN (L2L) service. The addresses stated by the client and their characteristics can be seen below:

Item	Location	Supplier	Total Bandwidth
Point A	Av Ceci, 1850, Tamboré, Barueri	Third Party	[10Mbps] (LAN-to-LAN)

Point B	Rod Jornalista Francisco Aguirre Proença, Km 9, s/n, Hortolândia (IBM) T1 rack 1269	Third Party	[10Mbps] (LAN-to-LAN)

Consider Mbps as a reference to Megabit/s.

This link will be delivered in an ELÉTRICA Ethernet interface (RJ45), trafficking the data in Layer 2 (there will be no routing between the networks, therefore the network at Site 2 shall be an extension of the local network at Site 1)

•	The circuit will be delivered in routers leased and managed by UOLDIVEO.

•	The SLA and MTTR are described later in this proposal.

•	Jumbo Frame packet transfer is not supported (maximum MTU of 1548 bytes).

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

EXECUTION VERSION

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•	The circuit supports up to 50 MAC Addresses.

•	This solution does not have monitoring tools and link use charts.

•	The term for activation of this(ese) circuit(s) will be redefined after a feasibility study in the field has been carried out.

•	Internal cabling as well as internal infrastructure resources will be the responsibility of the Client.

•	The circuit will be delivered on an Ethernet interface.

•	If there are additional costs for infrastructure, these will be charged on the first invoice to be issued by UOLDIVEO.

•	For inspection of the sites, the Client shall supply the name, telephone and authorization at both points.

•	This proposal does not include a contingency solution of circuits nor routers. If the client needs a contingency solution, UOLDIVEO may supply a new technical/commercial proposal considering this solution, except for the Lan-to-Lan solution between Datacenters.

1.4 Characteristics of the Solution

•	Integrity: the connections established between the remote unit and the hub point ensure that the data originating from one of the points will be received by the other without any errors.

•	Security: the structure supplied by UOLDIVEO is based on a private network topology through UOLDIVEO’s own and its partners’ backbone, and without public access, which guarantees data security.

•	Availability: availability rates are described later in this document, and are calculated in accordance with the physical medium.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

EXECUTION VERSION

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2. Scope of Services

2.1 UOLDIVEO’s Responsibilities

•	Carrying out of site survey at and issue of technical report on the addresses informed by the client.

•	Cabling from the equipment belonging to UOLDIVEO to router/gateway related to the circuits.

•	Support and corrective maintenance of the circuits and equipment present in the solution described in this document.

2.2 PAGSEGURO INTERNET LTDA’s Responsibilities

•	Indication of the addresses of the locations for the provisioning, adaptation of the infrastructure at the requested addresses (grounding, independent electric circuit, cabling, piping, among others), and the release of UOLDIVEO’s employees to enter the locations 24x7x365.

•	All internal cabling necessary for the correct functioning of the proposed solution, as well as its maintenance.

•	Signature of the service acceptance terms at the end of the implementation of the solution.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

EXECUTION VERSION

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Annexes

The UOLDIVEO IP Backbone

UOLDIVEO makes vast infrastructure available for data, voice and image transmission, and is therefore capable of designing customized solutions with attractive prices that meet the needs of each customer. In choosing UOLDIVEO, the customer acquires a solution with enormous coverage, starting with metropolitan networks and intercity redundant circuits, in addition to having a great advantage: the Service Level Agreement (SLA), which contractually guarantees an availability of up to 99.9% for your network.

The Metropolitan Area Networks (MAN) are made up of radio frequency antennas that interconnect companies, their regions and the Internet. UOLDIVEO operates MANs, under a frequency approved by Anatel, in the cities of São Paulo, Campinas, Rio de Janeiro, Belo Horizonte, Brasília, Curitiba and Porto Alegre.

Intercity redundant or Long Haul circuits are underground fiber optic channels that interconnect the UOLDIVEO MANs. Each city is approached doubly by different operators, allowing high availability architecture for the UOLDIVEO network.

Detection of Failures

The collection of statistical information about network devices and managed links varies in accordance with the characteristics of each device. In turn, the collection of statistics varies in accordance with the implementation of the SNMP agent installed on the device, which means that we may have different information for the same type of device. Technical reports are provided upon request, offline (without interaction with the UOLDIVEO portal).

Incident Management

UOLDIVEO has an Incident Management process that controls the process of solving each problem that has occurred. This is done by controlling the flow of information between all parties involved in solving a problem.

SLA (Service Level Agreements)

UOLDIVEO is committed to fully complying with the SLA commitments by providing redundancy and diversity in every aspect of the network. All backbone equipment is implemented with redundancy to achieve maximum availability.

The commitment of minimum monthly availability of the services is defined based on the configuration of the contracted solution, being:

Modality	Configuration	SLA
Diamond	Local connection with access redundancy[1]	99.9%
Gold	Local connection through UOLDIVEO last mile	99.6%
Silver	Local connection through third party last mile (other operators)	99.0%

[1]	Services delivered through 2 distinct communication circuits, independent of each other, by means of a double approach are defined as “access redundant”.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

EXECUTION VERSION

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In the event of an interruption in any of the network circuits, through UOLDIVEO’s exclusive and proven responsibility and that exceeds the minimum availability period, the Client will be entitled to a credit in the month after the interruption, in accordance with the configuration of the contracted solution.

The amount of the discount will be based on the current value of said circuit in the month of the interruption occurs, and no discounts will be granted in the following cases:

•	Interruptions caused by power outage in the equipment or by failure in the client’s equipment, interruptions caused by force majeure, interruptions caused by public disturbances or acts of vandalism.

•	Programmed interruptions by UOLDIVEO for preventive and/or corrective maintenance on the services, provided that they are duly informed to the Client at least two business days in advance;

•	Interruptions caused by improper operation by the Client or its representatives, as well as those caused by failures in its or its final client’s infrastructure;

•	When, for any reason, the Client prevents UOLDIVEO from access to where its equipment is located or maintained by it, thus delaying the reestablishment of services.

The following means times to repair (MTTR) will be considered:

Severity	Type of Impact	Solution¹	Target[2]	Period of Execution
P1	Total Unavailability • Service is unavailable for a specific client (link out of service); • Error rate in the data link or Internet that completely prevents the normal flow of data; • Client prevented from using the service.	Within 4h (12h for circuits with Third Party last mile)	80%	24x7

P2	Partial Unavailability • Intermittent drop in the link; • Part of the users have difficulty operating.	Within 12h	90%	24x7

P3	Degradation without Affecting the Business • Error rate in the data link or Internet, provided that the traffic remains operative; • Any failure that makes it impossible to use the data and Internet service in a timely manner.	Within 36h	95%	8x5

P4	Monitoring Alerts • Events caused by the monitoring tools, provided that they do not generate any of the behavior mentioned above; • Reserved for incidents with no impact, even partial, on customer service.	Within 96h	95%	8x5

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

EXECUTION VERSION

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[1]	“Solution” is defined as the term established for UOL DIVEO to finalize dealing with the call, provided that the incident is duly registered.
[2]	“Target” is defined as the percentage of success in the completion of the assistance in the indicated time. It is calculated based on all calls made in the month by the client and in accordance with their severity classification.

Characteristics of the Management Service

Failure Diagnosis: When network equipment presents a failure, UOLDIVEO will initially supply remote technical support to determine the cause of the failure. If necessary, UOLDIVEO will send a technician to the site to solve the problem. Remote technical support will be available in and out of business hours as long as the claimed problems are present in the solution supplied by UOLDIVEO.

Call Registration: Calls relating to the supplied structure shall be opened on UOLDIVEO’s Service Desk, which functions 24 hours a day, where all calls received are stored. Calls will only be considered closed with authorization from the contractor.

Preventive Maintenance: UOLDIVEO will carry out the preventive maintenance recommended by the equipment manufacturer, by prior scheduling with the contractor.

Procedures: The UOLDIVEO data services recovery procedure begins immediately after the generation of an alarm on our management network or after the opening of a call on the Service Desk:

•	An attempt will be made to recover the service through remote access;

•	If the problem is not solved remotely, we will open a call with the subcontracted operator and/or we will dispatch a technician to the site with the problem. The UOLDIVEO technician must have access to the equipment installed at the site, otherwise the “Trouble Ticket” will remain on “Hold” until access to the equipment is released. Time lost in the interim will not be counted as unavailable time;

•	If a problem is diagnosed “on site” that is not UOLDIVEO’s responsibility (such as lack of electrical energy, disconnected equipment, anomalous electrical discharge, misuse of equipment), this “Trouble Ticket” will be disregarded for the calculation of the pre-agreed SLA and the client will be charged an extra visit fee.

Assistance and Problem Solving

In the event of queries or any abnormality, the client may contact this technical team, calling the UOLDIVEO Service Desk to register a call or for clarification through the number 4003-1100 or via the Client Panel.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br